Exhibit 10.2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [[***]], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL, AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED AND is the type that the registrant treats as private or confidential.

Termination, AMENDMENT and Program Transfer AGREEMENT

This Termination, Amendment and Program Transfer Agreement (“Agreement”) is entered into as of the date of the last signature below (“Agreement Effective Date”) by and between:

Bayer AG (“Bayer”), a company organized under the Laws of Germany, whose office is situated at Müllerstraße 178, 13353 Berlin, Germany,

and

Atara Biotherapeutics, Inc. (“Atara”), a company organized under the Laws of Delaware, whose office is situated at 611 Gateway Blvd, Suite 900, South San Francisco, CA 94080, U.S.A.

Bayer and Atara shall also each individually be referred to herein as a “Party”, and shall be referred to collectively as the “Parties”.

Recitals

WHEREAS, Bayer is engaged in the development, commercialization and manufacture of pharmaceutical products;

WHEREAS, Atara owns - partly through ownership, partly through acquired license - certain patent rights, know how and other intellectual property relating to Licensed Cell Therapeutics (as defined in the License Agreement), and is developing the Licensed Cell Therapeutics for the treatment or prevention of cancer;

WHEREAS, Atara and Bayer entered into a Research, Development and License Agreement dated as of December 4, 2020 (the “License Agreement”) to collaborate on the research, Development and Commercialization of Licensed Cell Therapeutics and Licensed Products (as defined in the License Agreement) and under which Bayer obtained an exclusive license and sublicense under certain intellectual property rights Controlled by Atara to Develop, Commercialize and Manufacture the Licensed Cell Therapeutics in the Field in the Territory on the terms and subject to the conditions of the License Agreement;

WHEREAS, Atara and Bayer entered into a Phase 1-2 Manufacturing and Supply Agreement dated as of March 3, 2021 (the “MSA”), pursuant to which Atara Manufactures, stores and distributes for Bayer quantities of clinical supplies of the allogeneic Licensed Product for the Phase 1 Clinical Trial and the Phase 2 Clinical Trial of Bayer conducted in the United States, and Bayer purchases from Atara such quantities of clinical supply of the allogeneic Licensed Product and receives such storage and distribution services in connection with such clinical supply;

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WHEREAS, Atara and Bayer entered into a Quality Assurance Agreement dated as of March 3, 2021 (the “Quality Agreement”), which governs quality-related terms associated with the supply of the allogeneic Licensed Product detailed in the MSA;

WHEREAS, Atara and Bayer entered into a Technology Transfer Agreement dated as of March 3, 2021 (the “Tech Transfer Agreement”) which governs the transfer of the PV1 Manufacturing Technology (as defined in the Tech Transfer Agreement) to Bayer;

WHEREAS, Atara and Bayer entered into a Pharmacovigilance Agreement dated as of March 3, 2021 (the “PV Agreement”), which details each Party’s pharmacovigilance obligations in relation to Licensed Products under the License Agreement;

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WHEREAS, on May 11, 2022, Bayer provided to Atara a written notice to terminate the License Agreement, with effectiveness of termination on September 13, 2022 in accordance with the terms of the License Agreement;

WHEREAS, the Parties want to mutually agree on an earlier effectiveness of the termination of the License Agreement including, for clarity, the other Atara-Bayer Agreements;

WHEREAS, in view of the termination of the Atara-Bayer Agreements the Parties want to amend certain terms, in particular regarding the surviving provisions, of the Atara-Bayer-Agreements;

WHEREAS, Atara requested a Program Transfer (as defined in the License Agreement) and the Parties wish to agree on such Program Transfer;

NOW, THEREFORE, in consideration of the recitals above and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

Article 1

DEFINITIONS
1.1
Unless expressly stated otherwise in this Agreement, all defined terms used in this Agreement shall have the meaning ascribed to them in the applicable Atara-Bayer Agreement or, if not used specifically regarding one of the Atara-Bayer Agreements but regarding this Agreement, then as ascribed to such term in the License Agreement.
1.2
“Atara-Bayer Agreement” means the License Agreement, the MSA, the Quality Agreement, the Tech Transfer Agreement, and/or the PV Agreement, as applicable.

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Article 2

TERMINATION
2.1
Termination of the License Agreement.
2.1.1
The Parties hereby agree that as of July 31, 2022 (the “Termination Effective Date”), the License Agreement shall stand terminated and thereafter it shall have no future force or effect.
2.1.2
It is agreed that the provisions in the License Agreement regarding the termination notice are specifically waived by the Parties for the purposes of this Agreement.
2.1.3
For clarity, upon the termination of the License Agreement, the MSA, the Quality Agreement and the Tech Transfer Agreement automatically terminate as agreed in the respective Atara-Bayer Agreement.
2.2
Termination of the PV Agreement. The Parties hereby agree that as of the Termination Effective Date, the PV Agreement shall stand terminated and thereafter it shall have no future force or effect.
2.3
Termination of the Binding Purchase Order. The Parties hereby agree that as of the Termination Effective Date the only existing Binding Purchase Order of March 3, 2021 (Exhibit A-1 to the MSA) shall stand terminated and thereafter it shall have no future force or effect.

Article 3

AMENDMENTS
3.1
Amendment to the License Agreement. Section 18.6 of the License Agreement shall be deleted in its entirety and be replaced as follows:

“18.6. Survival. The provisions of Sections 2.1.2, 2.1.3, 2.2.2, 2.2.3, 2.8, 3.3.4, 9.6.4 (solely with respect to payments that are accrued but unpaid at the time of expiration or termination), 9.7, 11.2, 13.1 and 13.2 (solely with respect to Public Communication), 13.3, 13.7, 14.1-14.2 (solely with respect to claims arising from a breach of warranty, subject to applicable statute of limitation), 14.3, 17.4, 18.3, and 18.6 and Article 1, Article 10, Article 12 (but not Section 12.3), Article 16 (but not Section 16.5), Article 20 and Article 21 shall survive the termination of this Agreement. For the avoidance of doubt, Sections 8.1, 12.3, 13.4, 13.5, 13.6 and 18.4-18.5 of the License Agreement shall terminate as of the Termination Date. Further, notwithstanding anything to the contrary in the License Agreement, Bayer shall not be permitted to make any Scientific Communications, and Atara shall be free to make Scientific Communications of any kind without any restrictions.”

3.2
Amendment to the MSA. Section 11.3.2 of the MSA shall be deleted in its entirety and be replaced as follows:

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“11.3.2 Upon the expiration or termination of this Agreement, the rights and obligations of each of the Parties thereunder shall terminate. The provisions of Article 1, Article 7, Article 8, Article 12 and Sections 2.7, 4.3, and 11.3 shall survive any termination of this Agreement.

3.3
Amendment to the Quality Agreement. Section 10.4 of the Quality Agreement shall be deleted in its entirety and be replaced as follows:

“10.4 Upon termination of the QAA, all rights and obligations of the Parties under this QAA shall cease immediately.”

3.4
Amendment to the Tech Transfer Agreement. Section 5.3 of the Tech Transfer Agreement shall be deleted in its entirety and be replaced as follows:

“5.3 Survival. The following provisions of this Agreement will survive its termination or expiration: Sections 1, 5.3 and 6.”

3.5
Amendment to the PV Agreement. The last paragraph of Section 18 of the PV Agreement (starting with “In addition, for the avoidance of doubt…”) shall be deleted in its entirety and shall not be replaced.

Article 4

PAYMENT
4.1
Payment Amount. As consideration for the termination of the contractual relationship established by the Atara-Bayer Agreements including the Binding Purchase Order of March 3, 2021 (Exhibit A-1 to the MSA), Bayer agrees to pay to Atara and Atara agrees to accept the sum of US$4,210,000 (in words: four million two hundred ten thousand U.S. dollars) which breaks down as follows:
•
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•
[[***]].

The Parties agree that except for the payment set forth in this Section 4.1, neither Bayer nor Atara shall have any further obligations to make any payments in connection with the Atara-Bayer Agreements, the Binding Purchase Order of March 3, 2021 (Exhibit A-1 to the MSA) and/or this Agreement.

4.2
Invoicing and Payment Date. Atara may invoice the payment amount set out in Section 4.1 after the Termination Effective Date. Payment shall be made by Bayer to Atara within [[***]] after receipt of an invoice.
4.3
Other Payment Terms and Taxes. Sections 9.6.1, 9.6.3 – 9.7 of the License Agreement shall apply mutatis mutandis to the payment obligation under Section 4.1 in this Agreement.

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Article 5

PROGRAM TRANSFER
5.1
Program Transfer Items. Bayer herewith makes the following Program Transfer in accordance with Section 18.3.4 of the License Agreement:
5.1.1
Regulatory Documentation. Bayer herewith transfers and assigns to Atara the Regulatory Documentation owned by Bayer or its Affiliates that is listed in Exhibit 5.1.1.
5.1.2
Inventory and other material. Bayer shall transfer to Atara the remaining inventory of Licensed Cell Therapeutics or Licensed Product (including work-in-progress) [[***]] listed in Exhibit 5.1.2. Further, Bayer shall transfer or destroy [[***]] material that is also listed in Exhibit 5.1.2.
5.1.3
Licenses. Bayer hereby grants, on behalf of itself and its Affiliates to Atara under the Bayer Results, Joint Results, Bayer Background Technology, Bayer Background Improvements, and Bayer Improvement IP listed in Exhibit 5.1.3, in each case, with a right to grant and authorize sublicenses through multiple tiers, a worldwide, non-exclusive, perpetual, irrevocable, royalty- and milestone-free, fully paid-up license to import, use, Manufacture, have Manufactured, sell, have sold, offer to sell and otherwise commercialize the Terminated Product in the Field. In addition, the licenses and provisions set forth in Section 2.2.2 of the License Agreement shall survive with respect to the Terminated Product and any other products in the Field in the Territory comprising a Licensed Cell Therapeutic or Licensed Product (alone or with other ingredients), provided that, for clarity, the exclusive licenses granted to Bayer under Section 2.1.1 of the License Agreement will, at such time, be terminated, and therefore such licenses and provisions set forth in Section 2.2.2 shall no longer be subject to any exclusive license to Bayer under the License Agreement.
5.1.4
No other Items. The Parties mutually agree that Sections 18.3.4.2 (ii), (iii) and (vi) are not applicable.

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5.2
Copies; Shipment.
5.2.1
Atara confirms to already have received copies of the items listed in Exhibits 5.1.1 and 5.1.3, unless otherwise indicated in Exhibit 5.1.3. The copies that have not yet been transferred will be transferred within the timelines indicated in Exhibit 5.1.3.
5.2.2
Bayer shall dispatch the inventory to be transferred to Atara under Section 5.1.2 [[***]].
5.3
As Is; No Consideration. The Parties agree that Bayer makes the transfers under this Agreement on an “as is” basis and that the Program Transfer shall be made without any consideration.
5.4
Agreement on Completeness. The Parties agree that the items listed in Section 5.1 including Exhibits 5.1.1, 5.1.2 and 5.1.3 cover conclusively the items that need to be transferred in accordance with Section 18.3.4 of the License Agreement. However, if within [[***]] as of the Agreement Effective Date Atara identifies additional (i) Regulatory Documentation, (ii) remaining inventory of Licensed Cell Therapeutics or Licensed Product (including work-in-progress), (iii) Bayer Background Technology or Bayer Improvement IP, in each case (i) – (iii) only to the extent covered by Section 18.3.4 of the License Agreement, then the Parties shall coordinate a [[***]] transfer of such additional items in accordance with Section 18.3.4.2 to Atara.

Article 6

RELEASE

The Parties, on behalf of itself and its Affiliates, do hereby mutually remise, release and forever discharge each other and their respective administrators, executors, representatives, successors and assigns, from any and all actions, causes of action, suits, debts, accounts, covenants, disputes, agreements, promises, damages, judgments, executions, claims, and demands whatsoever that they ever had, now has, or that they or their administrators, executors, representatives, successors and assigns hereafter can or may have, by reason of any act, omission, matter, cause or thing whatsoever occurring at any time prior to the execution of this Agreement, whether known or unknown, suspected or unsuspected, foreseen or unforeseen, arising from or related to (i) the Atara-Bayer Agreements and/or the Binding Purchase Order of March 3, 2021 (Exhibit A-1 to the MSA) and (ii) the negotiations before the Agreement Effective Date.

Article 7

CONFIDENTIALITY
7.1
Destruction of Confidential Information. Within [[***]] upon the Agreement Effective Date, each Party will destroy all of the other Party’s Confidential Information received under any of the Atara-Bayer Agreements, except to the

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extent such first Party has the right to retain any such Confidential Information pursuant to such Section 18.3.3 of the License Agreement which shall apply mutatis mutandis to all Atara-Bayer Agreements.
7.2
Confidentiality of Terms. Article 12 of the License Agreement shall apply mutatis mutandis to this Agreement and the terms and conditions of this Agreement shall be deemed both Parties’ Confidential Information under the License Agreement and, with regard thereto, both Parties shall be subject to the obligations of confidentiality and non-use as per Section 12.2 of the License Agreement.

Article 8

MUTUAL REPRESENTATIONS AND WARRANTIES
8.1
Mutual Representations and Warranties. Each Party hereby represents and warrants to the other Party that as of the Agreement Effective Date of this Agreement:
8.1.1
It is duly organized and validly existing under the laws of its jurisdiction of incorporation or formation;
8.1.2
It has full corporate right, power and authority to enter into this Agreement and to perform its respective obligations under this Agreement;
8.1.3
It is duly authorized to execute and deliver this Agreement, and the person or persons executing this Agreement on its behalf have been duly authorized to do so by all requisite corporate action; and
8.1.4
This Agreement is legally binding upon it, enforceable in accordance with its terms.
8.2
Disclaimer of Warranties. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, TO THE OTHER PARTY, AND, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EACH PARTY HEREBY DISCLAIMS ANY REPRESENTATION OR WARRANTY, INCLUDING ANY WARRANTY OF ACCURACY, SAFETY, QUALITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE OF ANY KNOW-HOW, LICENSES, DOCUMENTS, MATERIAL, ETC., OR ANY WARRANTY AS TO THE NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

Article 9

TERM

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9.1
Term. The term of this Agreement will commence on the Agreement Effective Date and will end upon the later of (i) receipt of the payment by Atara under Section 4.1, (ii) receipt of the inventory by Atara listed in Exhibit 5.1.2, (iii) receipt of copies of all items listed in Exhibit 5.1.3, and (iv) fulfillment of the obligations under Section 7.1 by either Party.
9.2
Survival. Sections 5.1.3, 7.2 and 9.2 and Articles 1, 3, 6, 8 and 10 of this Agreement will survive any expiration of this Agreement.

Article 10

MISCELLANEOUS
10.1
In the event of a conflict between the terms and conditions of this Agreement and the exhibits, the terms and conditions of this Agreement shall prevail, unless explicitly stated otherwise by the Parties in the exhibits.
10.2
Articles 20 and 21 of the License Agreement shall apply mutatis mutandis to this Agreement.
10.3
In the event of any inconsistencies or conflict between the Atara-Bayer Agreements and this Agreement, the provisions of this Agreement shall govern and control.

Exhibits

Exhibit 4.1: Atara’s Incurred Fees under the Binding Purchase Order of March 3, 2021 under the MSA

Exhibit 5.1.1: Regulatory Documentation

Exhibit 5.1.2: Inventory and other material

Exhibit 5.1.3: Bayer Results / Joint Results / Bayer Background Technology / Bayer Background Improvements / Bayer Improvement IP

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Agreement Effective Date.

Berlin, Germany	San Francisco, California, U.S.A.

BAYER AG

ppa. /s/ Marianne De Backer

Dr. Marianne De Backer

Head of Business Dev. & Licensing & OI, PH

ppa. /s/ Dominik Rüttinger

Prof. Dr. Dominik Rüttinger

Global Head Research & Early Development (RED) Oncology

ATARA BIOTHERAPEUTICS, INC /s/ Pascal Touchon Pascal Touchon President and Chief Executive Officer

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Exhibit 4.1

[[***]]

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Exhibit 10.2

Exhibit 5.1.1

Regulatory Documentation

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Exhibit 5.1.2

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Exhibit 10.2

Exhibit 5.1.3

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